DE MARTINO FINKELSTEIN ROSEN & VIRGA
     A PARTNERSHIP CONSISTING OF PROFESSIONAL CORPORATIONS
                 1818 N STREET, N.W., SUITE 400
                  WASHINGTON, D.C.  20036-2492
                              ___

      TELEPHONE (202) 659-0494 * TELECOPIER (202) 659-1290
              E-MAIL ADDRESS: BUSLAW@MAIL.DFRV.COM

NEIL R.E. CARR                                         NEW YORK OFFICE
RALPH V. DE MARTINO
STEVEN R. FINKELSTEIN*                          90 BROAD STREET, SUITE 1700
ANNE J. FLETCHER*                               NEW YORK, NEW YORK 10004-2205
KEITH H. PETERSON*                              TELEPHONE (212) 363-2500
JEFFREY S. ROSEN                                TELECOPIER (212) 363-2723
GERARD A. VIRGA*

*NOT ADMITTED TO DISTRICT OF COLUMBIA BAR


                                         February 19, 1998

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  Division of Investment Management

Re:  Greenspring Fund, Incorporated, File No. 811-3627

To Whom It May Concern:

     This firm serves as securities counsel to Greenspring Fund, Incorporated (the "Company"). Transmitted herewith for staff review, pursuant to Rule 20a-1 of the Investment Company Act of 1940, is the Company's Definitive Proxy Statement on Schedule 14A, together with attachments and a form of proxy.
The filed materials are fully responsive to the comments provided by the staff to the undersigned on February 2 and 3, 1998.

      We appreciate the staff's assistance in this matter.

                                        Yours very truly,


                                        Ralph V. De Martino

RVD/hlk
Attachments
04130001.028.doc
cc:  Mr. Michael Fusting
     Ms. Elizabeth Agresta
     Mr. Kevin Rupert

                       SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

               Filed by the Registrant [X]

               Filed by a Party other than the Registrant [_]

               Check the appropriate box:

               [_]  Preliminary Proxy Statement

               [_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
                                   PERMITTED BY RULE 14A-6(E)(2))

               [X]  Definitive Proxy Statement

               [_]  Definitive Additional Materials

               [_]  Soliciting Material Pursuant to Section 240.14a-11(c) or
                     Section 240.14a-12

                                   Greenspring Fund, Incorporated
                          (Name of Registrant as Specified In Its Charter)


            -------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


               Payment of Filing Fee (Check the appropriate box):

               [X]  No fee required

               [_]  Fee computed on table below per Exchange Act
                      Rules 14a-6(i)(4) and 0-11.


                    (1)  Title of each class of securities to which transaction applies:

                    -----------------------------------------------------------

                    (2)  Aggregate number of securities to which transaction
                              applies:

                    -----------------------------------------------------------

                    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                              (Set forth the amount on which the filing fee is calculated and state how it was determined):

                    -----------------------------------------------------------

                    (4)  Proposed maximum aggregate value of transaction:

                    -----------------------------------------------------------

                    (5)  Total fee paid:

                    -----------------------------------------------------------

               [_]  Fee paid previously with preliminary materials.

               [_]  Check box if any part of the fee is offset as provided by
                              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    (1)  Amount Previously Paid:

                    ------------------------------------------------------------

                    (2)  Form, Schedule or Registration Statement No.:

                    ------------------------------------------------------------

                    (3)  Filing Party:

                    -----------------------------------------------------------

                    (4)  Date Filed:

                    ------------------------------------------------------------

               Notes:

                           GREENSPRING FUND, INCORPORATED
                          2330 WEST JOPPA ROAD, SUITE 110
                            LUTHERVILLE, MARYLAND 21093

                                                 February 27, 1998

Dear Shareholder:

The Board of Directors of the Greenspring Fund (the "Fund") is asking you to approve several proposals that, after careful consideration, it has unanimously agreed are in the best interests of shareholders. The Board of Directors is attempting to update and improve both the Fund's advisory agreement and its fundamental investment policies.

The enclosed proxy statement describes these proposed changes in greater detail. Some of the important facts about the proposals are outlined below:

        Advisory fees charged to the Fund will decline as the Fund's assets grow. Under the old agreement the advisory fee was fixed at .75% regardless of the size of the Fund. Under the new agreement, the advisory fee will drop to .70% if assets reach $250 million and .65% if assets reach $500 million. The Fund will no longer be subject to an overall expense limitation. The Fund's advisory fee has not been reduced due to this limitation since 1984, the Fund's first full year of existence.

        The proposed changes to the Fund's fundamental policies eliminate certain existing ambiguities and will afford the Fund greater latitude in pursuing its objective of providing steady consistent performance to its shareholders.

Most importantly, Greenspring Fund's investment philosophy will not change. The goal of the Board of Directors is to update and improve the Fund's advisory agreement and fundamental policies, documents that have changed very little since the Fund's inception in 1983. Investing has evolved considerably since then and the Board of Directors believes these modifications will allow the Fund to compete more effectively in today's investment environment.

Your vote is important! Your timely response will reduce the expenses incurred by all shareholders. Please sign and return the enclosed proxy card as soon as possible. If we have not received your proxy card after a reasonable amount of time, our proxy solicitor, Shareholder Communications Corporation, may call you. If you have any questions about the voting procedure, you may call them at 1-800-733-8481, Ext. 429.

Thank you very much for your cooperation and continued support.

                                   Sincerely,



                                   /s/Charles vK. Carlson
                                   Charles vK. Carlson
                                   Chairman of the Board

                           GREENSPRING FUND, INCORPORATED
                                2330 WEST JOPPA ROAD
                            LUTHERVILLE, MARYLAND  21093

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   APRIL 6, 1998

     A special meeting of shareholders of Greenspring Fund, Incorporated (the "Fund") will be held at 2330 W. Joppa Road, Suite 110, Lutherville, Maryland 21093 at 9:00 a.m., Eastern Time, on Monday, April 6, 1998.
At the meeting, shareholders will be asked to consider and act upon the following proposals:

          1. To elect six directors to serve until their successors have been duly elected and shall qualify.

          2. To approve a new Investment Advisory Agreement between the Fund and Key Equity Management Corporation.

          3. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent public accountants for the fiscal year ending December 31, 1998.

          4. The following five proposals, which will be voted on individually, concern the Fund's fundamental policies:

               a.   To modify the Fund's fundamental policies
                         relating to the diversification of the Fund's assets.

               b.   To modify the fundamental policy relating to
                         investments in real estate to provide that the Fund may not purchase or sell real estate, other than securities representing interests in real estate and fixed income obligations directly or indirectly secured by real estate.

               c.   To eliminate the fundamental policy relating to
                         the purchase of shares of other investment companies.

               d.   To modify the fundamental policy relating to
                         the purchase and sale of debt securities.

               e.   To eliminate the fundamental policy restricting
                         the purchase of securities if an officer or director of the Fund owns certain securities issued by the same issuer.

          5. To amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock to 60,000,000.

          6. To transact any other business that properly comes before the meeting.

     Shareholders of record as of the close of business on February 17, 1998 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about February 17, 1998.

                    By Order of the Board of Directors,


                    /s/ Michael T. Godack
                    Michael T. Godack
                    Senior Vice President and Secretary


February 17, 1998
Lutherville, Maryland

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING,
     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S).
     YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.


                           GREENSPRING FUND, INCORPORATED
                          2330 WEST JOPPA ROAD, SUITE 110
                            LUTHERVILLE, MARYLAND  21093


                                  PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                                   APRIL 6, 1998


     This proxy statement is being sent to you by the Board of Directors of Greenspring Fund, Incorporated (the "Fund"). The Board is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Fund to be voted at the meeting, even if you cannot attend the meeting in person.

     The meeting will be held at 2330 W. Joppa Road, Suite 110, Lutherville, Maryland 21093, at 9:00 a.m. Eastern time, on Monday, April 6, 1998.


     Shareholders of record at the close of business on February 17, 1998 (called the "record date") are entitled to vote at the meeting.


     You should also have already received the Fund's Annual Report to shareholders for the fiscal year ended December 31, 1997. IF YOU WOULD LIKE ANOTHER COPY OF THE ANNUAL REPORT, PLEASE WRITE TO THE FUND AT THE ADDRESS SHOWN AT THE TOP OF THIS PAGE OR TELEPHONE (800) 366-3863. THE REPORT WILL BE SENT TO YOU WITHOUT CHARGE.

                                INTRODUCTION

     Since its inception in July 1983, the basic philosophy and structure of Greenspring Fund have remained intact. In that time however, securities markets in which the Fund operates have evolved significantly. There are many financial products available in the markets today that were either unknown or rarities in 1983, and the fundamental and general operating policies of investment companies of all types have evolved to accommodate such market developments.

     These broad, general developments, along with the Fund's significant growth over the last 14-1/2 years, have led the Board of Directors to the conclusion that it is advisable to present to the Fund's shareholders the following nine proposals relating to the Fund's investment policies, operations, fee structures and capitalization. The Board of Directors is of the view that none of the proposed changes will constitute a significant or substantive change from the current conduct of the Fund's business. However, the Board of Directors believes these modifications are essential in order to keep the Fund consistent with current industry practices and regulatory allowances.

      In summary, the proposals which are presented for your consideration are not intended to alter the basic nature of the Fund, but are necessary to allow the Fund to minimize future operating expenses, increase the Fund's flexibility in pursuing its investment objective, and bring the Fund in line with current industry practices. For the reasons stated below, the Board of Directors urges you to vote in favor of each of the nine proposals presented. PLEASE READ THIS PROXY STATEMENT CAREFULLY AND THOROUGHLY.


                               PROPOSAL 1
              TO ELECT SIX DIRECTORS TO SERVE UNTIL THEIR
          SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY

      The Board has set the number of persons who serve on the Board at six. Each Board member will serve until the next shareholders' meeting. The Fund is not required to have annual meetings of shareholders. The Fund's last shareholder meeting was in 1990.

      In voting for Board members, you may vote for or against all nominees, or you can elect to withhold authority for one or more nominees. By completing the proxy card, you give the proxies the right to vote for the persons named below. If you elect to withhold authority for any individual nominee or nominees, you may do so by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the prportionate number applicable to the names for which authority is withheld.

      The persons nominated to serve on the Board are:

      Charles vK. Carlson                         Michael J. Fusting
      William E. Carlson                          Michael T. Godack
      David T. Fu                                 Richard Hynson, Jr.

      For information regarding the nominees, see "Management of the Fund."

      All of the nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information about each nominee is provided below. Election requires a vote by a majority of the shares present or represented at the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE DIRECTOR NOMINEES SET FORTH IN PROPOSAL 1.


                               PROPOSAL 2

             APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Summary

      The Fund's Board of Directors has unanimously approved a new
Investment Advisory Agreement ("New Agreement") for the Fund. As described in more detail under the heading "Factors Considered by the Board of Directors, "this recommendation is the result of evaluation by the Board of Directors of a substantial amount of information, including information prepared by independent sources and by Key Equity Management Corporation ("Key Equity"), over a period of several months. The New Agreement makes one principal change from the old agreement. The basic advisory fee would change from a flat fee of 0.75% of average daily net assets to a breakpoint fee equal to 0.75% of average daily net assets, up to $250 million, 0.70% of average daily net assets between $250 million and $500 million, and 0.65% of average daily net assets in excess of $500 million.

      THE BOARD OF DIRECTORS URGES YOU TO VOTE IN FAVOR OF THE NEW AGREEMENT. The changes are explained in the discussion below and the reasons for the Board's decision are also set forth below. The terms of the New Agreement are summarized and compared to the old agreement (and a complete copy of the

New Agreement is attached as Exhibit A to this proxy statement). Finally, more information about Key Equity is provided.

      Change in the Rate of Fee. Key Equity has served as investment advisor to the Fund since July 1, 1983. The current fee schedule for the Fund was established effective July 1, 1983.

      The following table summarizes the rate of compensation currently payable to Key Equity by the Fund and the annual rate of compensation that will be paid by the Fund if the New Agreement is approved by shareholders:

                ANNUAL ADVISORY FEE RATES, AS A PERCENTAGE
                      OF AVERAGE DAILY NET ASSETS

     OLD AGREEMENT
     0.75% of average daily net assets
     (computed and paid at the end of each
          month)

     NEW AGREEMENT
     0.75% of the first $250 million of
     average daily net assets; 0.70% of
     average daily net assets between $250
     million and $500 million and 0.65% of
     average daily net assets in excess of
     $500 million (computed daily and paid
          monthly)

      Change in Timing of Calculation of Advisory Fee. Under the old advisory agreement, the Fund's fees paid to Key Equity are calculated monthly, at the end of each month, and paid in monthly installments. This method of calculation has been unchanged since the Fund began operations in 1983, and is a reflection of the manual accounting systems that were then in place. It is now customary (because of computerized accounting systems) to calculate mutual fund expenses daily and to pay them monthly. Under the New Agreement, the advisory fee would be calculated daily and paid monthly.

      The table below shows the total advisory fees paid by the Fund during 1997, 1996 and 1995, and the advisory fees that would have been paid if the New Agreement had been in place throughout those periods:


                  ACTUAL ADVISORY FEE        PRO FORMA FEES: NEW AGREEMENT
     1997           $1,028,465                      $1,026,956
     1996              581,258                         572,848
     1995              494,166                         489,929

During 1995, 1996 and 1997, the Fund's net assets increased from $50,322,214 to $181,214,330. As the above information reflects, the calculation of the advisory fee under the New Agreement tends to result in a slightly lower fee during periods characterized by rising total net assets; and the opposite holds true during periods of falling total net assets.

      The next table shows the actual operating expenses incurred by the Fund during 1997, and the expenses that would have been incurred had the new fee arrangement been in place throughout the periods expressed as a percentage of the Fund's average daily net assets:

                                                 1997
                                    ACTUAL                   PRO FORMA
     Advisory fees                  0.75%*                     0.75%**
     12b-1 fee                       NONE                       NONE
     Other expenses                 0.25%                      0.25%

     Total Fund Operating Expenses  1.00%                      1.00%
     _______________________

     *Assessed monthly and paid monthly.
     **Assessed daily and paid monthly.

Factors Considered By The Board Of Directors

      The Board of Directors met on June 19, 1997 and October 9, 1997 to discuss the advisability of the proposed changes to the old advisory agreement. The proposals set forth in this proxy statement were approved by the Board of Directors on December 15, 1997.

      The directors requested and received substantial information to assist in their decision. The directors used publicly available information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc., both well-recognized independent services that monitor mutual fund expenses and performance, as well as information compiled by the Investment Company Institute ("ICI"), an association that represents the interests of the investment company industry, and significant amounts of information furnished by Key Equity.

      The Board of Directors reviewed a variety of factors relating to the nature, quality and scope of the services provided by Key Equity, the performance of the Fund compared to relevant benchmarks, the Fund's historical fees and expenses compared to similar mutual funds, and the reasonableness of the proposed changes, again when compared to similar mutual funds.

      Investment Performance. In considering the New Agreement, the Board of Directors also considered the short- and long-term performance of the Fund compared to the performance of other funds with comparable objectives and policies. Specifically, the investment performance of the Fund was compared to mutual funds tracked by Lipper and by Morningstar with comparable investment objectives.

      The directors noted that during 1997 Morningstar classified the Fund as a Domestic Hybrid Fund, and gave the Fund a four-star (out of five) or "above average" return rating and rating of "below average" risk. On a three-year, five-year and ten-year basis, respectively, Morningstar gave the Fund four-, five- and four-star risk-adjusted ratings. The directors also noted that Lipper characterized the Fund as a Growth and Income Fund. Several of the directors noted their view that the Fund might better be characterized as a Balanced Fund.

      The following table shows the Fund's investment performance for various periods ended December 31, 1996 compared to various indexes:

                                              AVERAGE ANNUAL TOTAL RETURNS

                                            1 YEAR      5 YEARS    10 YEARS

     Greenspring Fund                       22.65%      14.89%      12.08%

     Lipper Balanced Fund Index             13.01%      10.71%      11.31%

     Lipper Growth & Income Fund Index      20.69%      14.65%      13.59%

      The Lipper Balanced Fund Index is composed of the 30 largest (at year end) Balanced Funds tracked by Lipper. A Balanced Fund is defined by Lipper as "[a] fund whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%." The Lipper Growth & Income Fund Index is composed of the 30 largest (at year end) Growth & Income Funds tracked by Lipper. A Growth & Income Fund is defined by Lipper as "[a] fund which combines a growth of earnings orientation and an income requirement for level and/or rising dividends." All indexes are unmanaged and returns include reinvested dividends. All performance information shown for periods longer than one year is annualized. For the Fund, the information shown is "average annual total return" calculated as described in the prospectus.

      Comparative Fees and Expense Ratios. The directors also compared the Fund's advisory fees and total expense ratios to similar mutual funds.

      The directors examined an ICI expense survey which provided data on total expense ratios of mutual funds participating in the ICI survey for the period ended December 31, 1996. The table below shows the average advisory fee and total expense ratio of certain groups of mutual funds as of December 31, 1996.

                            AGGRESSIVE             FLEXIBLE     GROWTH/
                              GROWTH    BALANCED   PORTFOLIO    INCOME
     Advisory Fee
      High                   1.4023      1.1909     1.2028      1.4372
      Median                 0.7111      0.7261     0.7455      0.6079
      Low                    0.0441      0.0316     0.0696      0.0669

     Total Expense Ratio
      High                   5.5762      4.3588     4.4345      5.2045
      Median                 1.3863      1.2271     1.3430      1.1721
      Low                    0.0996      0.4078     0.2819      0.1148

     No. of funds             237         151         66          293

      The Fund's pro forma management (advisory) fee, total expense ratio and pro forma total expense ratio for the twelve months ended December 31, 1997 (assuming that the New Agreement was in effect throughout such period) would be 0.75%, 1.00% and 1.00%, respectively.

      Impact of the Proposed Advisory Fees on Performance. The directors also reviewed information on the impact on the Fund's performance of the proposed new advisory fees. The following table compares the Fund's actual average annual total return and cumulative total return (both calculated as described in the Fund's prospectus) to what those returns would have been if the new advisory fee arrangement had been in place throughout the periods shown. As shown in the chart below, the new advisory fee arrangement would not have resulted in a significant change in the Fund's average annual total return over the periods shown:

                                 PERIODS ENDED DECEMBER 31, 1997
                                     1 YEAR           3 YEARS

Average annual total return
       Actual                        23.95%           21.77%
       Pro forma - proposed
         advisory fee                23.95%           21.77%

Cumulative total return
       Actual                        23.95%           80.58%
        Pro forma - proposed
               advisory fee          23.95%           80.58%

      Key Equity's Operations.  Key Equity provided to the Board of
Directors information on Key Equity's revenues and expenses in connection with its services to the Fund. In considering that information, the directors considered the indirect benefits that Key Equity might realize from its relationship to the Fund. The directors also considered the ownership and governance structure of Key Equity. See "Information About Key Equity-- Ownership and Management of Key Equity."

      The directors noted that the investment style that Key Equity uses in managing the Fund is labor intensive. Key Equity attempts to add value by researching and investing in undervalued securities which often are not well covered by Wall Street analysts. The directors noted that the market for talented investment personnel has become fiercely competitive in recent years as a result of the growth in the investment management industry. The directors recognized that Key Equity must be able to attract and retain highly qualified portfolio managers and analysts.


      Conclusion of the Board Of Directors. The Board of Directors considered all of the factors referenced above, and placed particular emphasis on the reasonableness of the advisory fee and the Fund's investment performance. After considering all of the factors and information described above, the Board of Directors concluded that the New Agreement is fair and reasonable. THE DIRECTORS, INCLUDING THE DIRECTOR WHO IS NOT AN "INTERESTED PERSON" OF
KEY EQUITY, UNANIMOUSLY VOTED TO APPROVE THE NEW AGREEMENT AND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR ITS APPROVAL.

INFORMATION ABOUT KEY EQUITY

      Key Equity serves as the investment advisor for the Fund. Key Equity was organized in October 1982 solely to act as investment advisor to the Fund and commenced operation in July 1983. The Fund is Key Equity's only client.
Key Equity is a wholly-owned subsidiary of Corbyn Investment Management, Inc. ("Corbyn"). The executive officers and directors of Key Equity, as well as their addresses and principal occupations are included under "More Information About Key Equity--Organization and Management of the Fund," below. Key Equity and Corbyn are located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

DESCRIPTION OF THE NEW AGREEMENT

      The proposed New Agreement is attached to this proxy statement as Exhibit A. The discussion here is only a summary and for more details you should refer to the New Agreement.

      Under the New Agreement, subject to the overall supervision and control of the Board of Directors, Key Equity will have supervisory responsibility for the general management and investment of the Fund's assets, just as it does under the old agreement. Key Equity is authorized to make the decisions to buy and sell securities and other assets for the Fund, to place the Fund's portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions, on behalf of the Fund. Key Equity is authorized to exercise discretion within the Fund's policy concerning allocation of portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees.
The New Agreement also provides that Key Equity shall furnish to the Fund at Key Equity's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services. These provisions are essentially unchanged from the old agreements.

      Like the old agreement, the New Agreement provides that the Fund is obligated to pay all of its expenses other than those paid by Key Equity as set forth above, including taxes and charges for auditing and legal services, custodian and transfer agent fees, registration, filing and other fees in connection with requirements of regulatory authorities, and the printing and mailing of reports to shareholders.

      Like the old agreement, the New Agreement further provides that neither Key Equity nor any of its partners, officers, agents or employees shall be liable to the Fund or its shareholders for any loss suffered by the Fund or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of Key Equity in the performance of its duties, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Key Equity, or by reason of reckless disregard by Key Equity of its obligations and duties.

      If approved by shareholders, the New Agreement will be signed and become effective on May 1, 1998. It will continue in effect through May 1, 2000, and thereafter from year to year so long as its continuance as to the Fund is approved at least annually (i) by the Board of Directors or by the holders of a "majority of the Fund's outstanding voting securities" as defined in the Investment Company Act of 1940; and (ii) by a majority of the members of the Fund's Board of Directors who are not otherwise affiliated with Key Equity or Corbyn, cast in person at a meeting called for that purpose. Any amendment to the New Agreement must be approved in the same manner. The New Agreement may be terminated without penalty by the vote of the Board of Directors or the shareholders of the Fund (by a majority as defined in the Investment Company
Act) on sixty days' written notice to Key Equity or by Key Equity on sixty days' written notice to the Fund, and will terminate automatically in the event of its assignment.

      The New Agreement provides that in the event that Key Equity's compensation thereunder shall, when added to the other expenses of the Fund, cause the Fund's aggregate expenses to exceed the maximum amount permitted under the lowest applicable expense limitation established by applicable law, the total compensation paid or payable to Key Equity shall be reduced to the extent necessary for the Fund not to exceed such limitation. This provision differs from that set forth in the old agreement, in that the old agreement provided that the advisory fee would be reduced to the extent that the Fund's annual expenses exceed, in any fiscal year, 1.50% of the average daily net assets up to $30,000,000 and 1.0% of the average daily net assets over $30,000,000. These expense limits have not been exceeded since 1984 and no reductions in the fees paid to Key Equity have been necessary since then. As a result of recent federal legislation, no such expense limitations are currently applicable to the Fund.


DETAILS ABOUT THE OLD INVESTMENT ADVISORY AGREEMENT

      Key Equity currently serves as investment advisor to the Fund under an investment advisory agreement dated February 28, 1986. The agreement was last approved by shareholders at a meeting held on May 8, 1990. The old investment advisory agreement has been continued annually by the Board of Directors, most recently, at a meeting held February 13, 1997. The old investment advisory agreement will be terminated upon the effectiveness of the New Agreement.

VOTING

      The shareholders of the Fund will vote on approval of the New
Agreement.  Approval of the New Agreement requires the approval of the lesser of
(a) 67 percent or more of the voting shares of the Fund present at the meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding shares of the Fund.

      If the New Agreement is not approved by the shareholders, the Fund will continue to operate under the old agreement. However, the Board of Directors would consider whether any other action should be taken, which might include submission of another proposed agreement for approval by shareholders.


      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT AFFILIATED WITH KEY EQUITY, RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.


                                 PROPOSAL 3

                   RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors recommends that the shareholders ratify the Board of Directors' selection of Coopers & Lybrand, L.L.P. as independent public accountants for the Fund for the fiscal year ending December 31, 1998.

      For the year ending December 31, 1998, Coopers & Lybrand, L.L.P.
will examine the financial statements of the Fund and will provide consultation on financial accounting, reporting and tax matters. Representatives of Coopers & Lybrand, L.L.P. will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the meeting.

      Approval of the selection of auditors requires the affirmative vote of a majority of the shares of the Fund represented at the meeting in person or by proxy, if a quorum is present.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

                                 PROPOSAL 4a

                MODIFICATION OF THE FUND'S FUNDAMENTAL POLICIES
             RELATING TO THE DIVERSIFICATION OF THE FUND'S ASSETS

      One of the Fund's diversification policies provides that the Fund may not "purchase any securities which would cause more than 5% of its total assets at the time of purchase to be invested in the securities of any issuer except the U.S. Government." While the foregoing policy tracks the diversification requirement of the Investment Company Act of 1940 (the "ICA"), it is more restrictive in that the ICA excludes up to 25% of the Fund's total assets from the requirement. The other of the Fund's diversification policies relating to investments in a particular class of securities provides that the Fund may not "purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of issuer."
This requirement is more burdensome than that imposed by ICA, as the ICA restriction relates to voting securities. This current restriction occasionally imposes an unnecessary limitation on the Fund's ability to make investments in the debt securities of an issuer. On occasion, the Fund may encounter a class of securities in which it would like to invest that is relatively small or that differs from other classes of debt issued by the same issuer with respect to maturity, yield or some other term of the security. In such a circumstance, the current restriction can have the effect of being arbitrary and without benefit to the Fund. Therefore, it is proposed that the Fund's fundamental policy be amended solely to limit the restriction to voting securities. Finally, it is proposed that the two policies be combined because both of them relate to diversification. The Fund proposes that shareholders approve the foregoing changes so that the policies more closely reflect the requirement set forth in the ICA. Such changes will allow the Fund more flexibility than it enjoys today; however, it is not expected that the change will have a significant effect on the Fund. This proposal, if approved, will become effective at the close of business on April 30, 1998.

      The text of the proposed policy is as follows (the underscored portion represents new text):

      The Fund (i) may not purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the
      securities of any issuer, except the U.S. Government,    provided that
      up to 25% of its total assets may be invested without regard to such limitation; and (ii) may not purchase any securities which would cause the Fund at the time of purchase to own more than 10 percent of the outstanding voting securities of any class of an issuer.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4a.


                                 PROPOSAL 4b

                   MODIFICATION OF THE FUNDAMENTAL POLICY
                   RELATING TO INVESTMENTS IN REAL ESTATE

      The Fund's fundamental policy relating to investments in real estate provides that the Fund may not "purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate." Since the time of adoption of this policy, many new types of securities have been created representing derivative interests in real estate or in the cash flow or residual value generated by real estate, and fixed income securities directly or indirectly secured by real estate. While the Fund does not propose to change the essential nature of its operations, it does propose that this policy be modified so as to allow the Fund the flexibility to invest in these new instruments. This proposal, if approved, will become effective at the close of business on April 30, 1998.

      The text of the proposed policy is as follows (the underscored portion represents new text):

      The Fund may not purchase or sell real estate, although it may invest
      in    securities representing interests in real estate or fixed income
      obligations directly or indirectly secured by real estate     and the
      securities of companies whose business involves the purchase or sale of real estate;

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4b.


                                 PROPOSAL 4c

            ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO THE
              PURCHASE OF SHARES OF OTHER INVESTMENT COMPANIES

      One of the Fund's current fundamental policies provides that the Fund may not "purchase the securities of any other investment company except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than a customary sales load or broker's commission, if applicable), or as a part of a merger consolidation or acquisition." Current law is broader than the Fund's policy and allows investment companies to invest in the securities of other investment companies provided that restrictions imposed by law are honored. In order to be able to take advantage of the flexibility of current law and such changes to the law as may be adopted in the future, it is proposed that the subject fundamental policy be revoked.
It is the intention of the Fund's management to adhere to the proscriptions relating to investments in other investment companies set forth in the ICA, following the elimination of the subject fundamental policy. The ICA provides in general that a registered investment company (the"Acquiring Company") may not acquire any security issued by another investment company (the "Acquired Company") if the Acquiring Company immediately after the acquisition owns in the aggregate: (a) more than 3% of the total outstanding voting stock of the Acquired Company; (b) securities of the Acquired Company having an aggregate value in excess of 5% of the value of the total assets of the Acquiring
Company; or (c) securities issued by all investment companies having an aggregate value in excess of 10% of the total assets of the Acquiring Company. Investors may incur duplicate fees to the extent that the Fund invests in other investment companies.

      This proposal, if approved, will become effective at the close of business on April 30, 1998.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4c.


                                 PROPOSAL 4d

               MODIFICATION OF THE FUNDAMENTAL POLICY RELATING
                 TO THE PURCHASE AND SALE OF DEBT SECURITIES

      One of the Fund's current fundamental policies restricts the ability of the Fund to "make loans, except that it may acquire publicly distributed bonds, debentures, notes and other securities." Since the time that this policy was adopted, the investment environment has changed radically. For instance, Rule 144A, allowing the large scale private placement of designated securities to qualified institutional investors, and the advent of the PORTAL system established by the National Association of Securities Dealers, Inc., which provides a market for domestic and foreign designated securities that facilitates private offerings, resales, trading, clearance and settlement of transactions. Rule 144A and PORTAL have changed the liquidity implications of certain privately distributed securities. It is proposed that the Fund's fundamental policy be amended to clarify that the Fund may invest in securities that are distributed pursuant to Rule 144A or related or similar rules or are traded in the PORTAL system or similar systems.
The determination whether a security that is a restricted security but that is otherwise eligible for sale (such as a Rule 144A designated security) is liquid is a question of fact that will be addressed pursuant to such policies and guidelines as may be established from time to time by the Board of Directors of the Fund. Generally, a security is deemed to be illiquid if it can not be disposed of promptly in the ordinary course of business at a value reasonably close to that utilized in the calculation of net asset per share within seven days. The liquidity of a security may change in a relatively short period of time; and the Fund is subject to the risk that a security that is liquid at the time of purchase may thereafter become illiquid.

      This proposal, if approved, will become effective at the close of business on April 30, 1998.

      The text of the proposed policy is as follows (the underscored portion represents new text):

      The Fund may not make loans, except that it may acquire debentures, notes
      and other debt    securities that are traded, or are able to be traded
      pursuant to legal provisions allowing for the resale of securities.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4d.


                                 PROPOSAL 4e

            ELIMINATION OF THE FUNDAMENTAL POLICY RESTRICTING THE
           PURCHASE OF SECURITIES IF AN OFFICER OR DIRECTOR OF THE FUND OWNS CERTAIN SECURITIES ISSUED BY THE SAME ISSUER

      One of the Fund's fundamental policies provides that the Fund may not "purchase or obtain the securities of any issuer if any officer or director of the Fund owns more than .5% or if all officers and directors of the Fund together own more than 5% of the securities of such issuer, provided that as a matter of operating policy the Fund has determined that such limitations will also apply to the officers and directors of its investment advisor." Subsequent to the adoption of the foregoing policy by the Fund, Rule 17j-1 was adopted by the SEC. That rule requires the adoption by an investment company of a Code of Ethics, the periodic reporting of securities transactions by affiliates of investment companies such as the Fund and of its investment advisor, and the review of the same by such an investment company's Board of Directors. The Fund fully complies with Rule 17j-1. In view of the Code of Ethics and related reporting that is in place, the Board of Directors believes that this policy is unduly restrictive and serves no valid purpose. This proposal, if approved, will become effective at the close of business on April 30, 1998.

      A COPY OF THE FUND'S INVESTMENT POLICIES EFFECTIVE MAY 1, 1998 AND ASSUMING ADOPTION OF PROPOSALS 4a, 4b, 4c, 4d AND 4e ARE SET FORTH IN EXHIBIT C.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4e.


                                 PROPOSAL 5

            AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE
                THE AUTHORIZED NUMBER OF SHARES TO 60,000,000

      The Board of Directors has adopted a resolution declaring it advisable and in the best interest of the Fund and its shareholders that the Fund's Articles of Incorporation be amended to provide for an increase in the authorized number of shares of the Fund from 30 million shares to 60 million shares of Common Stock. Such resolution also recommends that such amendment be approved and adopted by the Fund's shareholders and directs that such proposal be submitted to the Fund's shareholders at the Annual Meeting.

      The Fund is currently authorized to issue up to 30 million shares.  As
of the Record Date, there were 9,388,323 shares issued and outstanding.    If
the proposal of the Board of Directors is approved by the Fund's shareholders, the Fund would have authority to issue up to 60 million shares of voting stock without further action by the shareholders except as may be required by law.

      The text of the proposed amendment to the first paragraph of Article Fifth of the Fund's Articles of Incorporation is as follows (the underscored portion represents new language; the text with a line through it represents language to be deleted):

      FIFTH:  The total number of shares of stock which the Corporation has
      authority to issue is    sixty million (60,000,000) thirty million
      (30,000,000) shares    , of the par value of one cent ($0.01) a share,
      all of one class, having an aggregate par value of    six hundred thousand
      dollars ($600,000.00) three hundred thousand dollars ($300,000.00).

      The amendment to the Articles of Incorporation will become effective upon approval by the shareholders and the filing of the Articles of Amendment to the Articles of Incorporation containing such amendment with the Secretary of State of Maryland. If approved by the shareholders, the Fund anticipates that such Articles of Amendment to the Articles of Incorporation will be filed as soon as practicable.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5.


                          MORE INFORMATION ABOUT THE FUND

ORGANIZATION AND MANAGEMENT

      The Fund is a no-load, open-end, diversified management investment company. It was incorporated under the laws of the State of Maryland on October 21, 1982 and it commenced operations on July 1, 1983.

      The Fund is governed by a Board of Directors, which is responsible for protecting the interests of the shareholders of the Fund.


MANAGEMENT OF THE FUND

      The following is a list of the officers and directors of the Fund, a brief statement of their present positions and principal occupations during the last five years, and a recital of the number of shares owned by each of them as of the Record Date. Unless otherwise noted, the address of each is 2330 West
Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's directors who are considered "interested persons" as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). The individuals so noted are "interested persons" on the basis of their positions with the Fund's investment advisor, Key Equity Management
Corporation and the Advisor's parent company, Corbyn Investment Management,
Inc. except that Mr. William E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers).

                                             SHARES
                                            OWNED AS
                             BOARD           OF THE
NAME, AGE, ADDRESS AND       MEMBER          RECORD       PRINCIPAL OCCUPATION
POSITION(S) WITH THE FUND    SINCE            DATE       DURING LAST FIVE YEARS


Charles vK. Carlson, CFA*    3/18/87         13,926      President and Director
Age 38                                                   of the Fund's Advisor
President, Chairman of the                               and Corbyn Investment
Board and Chief Executive                                Management, Inc.
Officer

William E. Carlson*          2/14/94          1,216      Partner of Shapiro
Age 40                                                   and Olander (a law
36 S. Charles Street                                     firm) from February
20th Fl.                                                 1990 to present.
Baltimore, MD 21201                                      Appointed and commenced
                                                         service as a director
                                                         on February 15, 1994
                                                         to fill vacancy left by
                                                         Daniel R. Long, III who
                                                         resigned due to com-
                                                         peting personal
                                                         responsibilities.

David T. Fu                  5/8/90          13,042      Managing Director of
Age 41                                                   Galway Partners L.L.C.
1246 Harbour Glen Court                                  (a merchant bank) from
Arnold, MD 21212                                         January 1995 to
                                                         present.  Director of
                                                         Bell Atlantic
                                                         Information Services (a
                                                         division of Bell
                                                         Atlantic) from
                                                         September 1993 to
                                                         January 1995.  Vice
                                                         President of Network
                                                         Management, Inc. (a
                                                         data processing
                                                         professional services
                                                         company) from February
                                                         1992 to September 1993.

Michael J. Fusting*          3/24/92          1,118      Vice President,
Age 37                                                   Treasurer and Director
Vice President,                                          of the Fund's Advisor.
Treasurer and                                            Managing Director of
Chief Financial                                          Corbyn Investment
Officer                                                  Management, Inc.

Michael T. Godack*          10/20/82          1,381      Director and Vice
Age 44                                                   President of the Fund's
Senior Vice President                                    Advisor.  Managing
and Secretary                                            Director of Corbyn
                                                         Investment
                                                         Management, Inc.

Richard Hynson, Jr.*         3/18/85         15,171      Sr. Vice President and
Age 54                                                   Managing Director of
                                                         Corbyn Investment
                                                         Management, Inc.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      The following table sets forth the aggregate cash compensation paid for services rendered to the Fund during the last three fiscal years for the three highest paid exective officers or any affiliated person of the Fund with aggregate compensation from the Fund in excess of $60,000.*



                                                                 Total Compensation From
                                   Aggregate Compensation         the Fund and the Fund
Name/Principal Position   Year       Paid by the Fund<F1>       Complex Paid to Directors<F2>

Charles vK. Carlson, CFA  1997              $0                          $0
President, CEO and        1996               0                           0
Chairman of the Board     1995               0                           0

William E. Carlson        1997             3,100                       3,100
Director                  1996             2,400                       2,400
                          1995             1,950                       1,950

David T. Fu               1997             3,100                       3,100
Director                  1996             2,400                       2,400
                          1995             1,950                       1,950

Michael J. Fusting, CFA   1997               0                           0
Vice President, Treasurer 1996               0                           0
and Chief Financial       1995               0                           0
Officer

Michael T. Godack         1997               0                           0
Senior Vice President     1996               0                           0
and Secretary             1995               0                           0

Richard Hynson, Jr.       1997               0                           0
Director                  1996               0                           0
                          1995               0                           0

<F1>
*Executive officers of the Fund do not receive remuneration from the Fund, but may receive remuneration from Corbyn.

<F2>
+The Fund is the only fund in the Fund Complex.

      Remuneration and Shareholdings of Directors. Directors who are not employees of the Fund or companies affiliated with the Fund will receive a fee of $1,000 for attending the Fund's annual Board of Director's meeting plus $350 for each other meeting attended and reasonable out-of-pocket expenses incurred in connection with attending such meetings. Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors. Directors, as well as officers, who are employees of the Fund do not receive remuneration from the Fund or from its Advisor, but may receive remuneration from Corbyn. As of February 17, 1998, no officer or director of the Fund owned beneficially greater than 1% of the outstanding shares of the Fund.

      During the last fiscal year, the Board of Directors held seven meetings. Average attendance at the Board Meetings was 98%. No nominee attended less than 75% of the Board Meetings.


               MORE INFORMATION ABOUT THE SHAREHOLDER MEETING

      Date Of Mailing. This proxy statement and enclosed proxy are being mailed to shareholders on or about February 27, 1998.

      Shareholders. At the record date, the Fund had 9,388,323 shares outstanding. Of those shares, Charles Schwab & Co. Inc. held 27% (2,581,163 shares); National Financial Services Corp. held 6% (549,772 shares) and 14% was held by various private counsel clients of Corbyn, as to which Corbyn has discretionary authority. Such shares will be voted at the direction of their beneficial owners. No individual is known to the management to beneficially own 5% or more of the outstanding shares of the Fund at the record date.

      How Proxies Will Be Voted. All proxies solicited by the Board of Directors that are properly executed and received prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted for all proposals.

      How Proxies Are Being Solicited. Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and directors of the Fund and employees of Key Equity and Corbyn, none of whom will receive any additional compensation for such service, and third-party solicitation agents. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by the Fund. The Fund has engaged Shareholder Communications Corporation (referred to below as the "Solicitor") to assist in the solicitation of proxies, for a fee not to exceed $6,500 plus reasonable out-of-pocket expenses for mailing and telephone costs.

      When soliciting a proxy by telephone, the Solicitor representative will will explain the voting process. The Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement.

      Revoking A Proxy.  At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Solicitor at Shareholder Communications Corporation,
17 State Street, New York, New York 10004 Attention: Paul Torre; (2) properly executing a later-dated proxy; (3) attending the meeting, requesting return of any previously delivered proxy and voting in person; or (4) sending a letter saying that you are revoking your proxy to the Senior Vice President and Secretary of the Fund, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093.

      Quorum, Voting At The Meeting And Adjournment.  Approval of
Proposals 2, 4a, 4b, 4c, 4d and 4e will require the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of the Fund present at the meeting, if the holders of more than 50 percent of the outstanding voting shares of the Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of the Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote if adoption of Proposals 2, 4a, 4b, 4c, 4d and 4e is to be determined pursuant to item (a) and will have no effect on the outcome of the vote if adoption of Proposals 2, 4a,4b, 4c, 4d and 4e is to be determined pursuant to item (b).

      Approval of Proposals 1 and 3 will require the affirmative vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposals 1 and 3.

      Approval of Proposal 5 will require the affirmative vote of a majority of the outstanding shares of the Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 5.

      Fifty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the meeting. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes will be treated as shares that are present at the meeting but have not been voted.

      If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for the Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                              OTHER MATTERS

      Adoption of the Administrative Services Agreement.  Currently, the
Fund's administrative functions are performed by personnel employed by the Fund. As a result of the growth of the Fund's total net assets over the course of recent years, the Fund's administrative burden has increased, and the Fund either must expand its existing systems and hire additional personnel or retain a third party to provide such services. After careful consideration, the directors have concluded that contracting for the services of a third-party provider is in the best interest of the Fund and its shareholders. That decision was based in large part on the extent of additional resources that would have to be committed by the Fund to expand its internal administrative systems and staff. The directors concluded that the Fund should hire Corbyn to perform those services, given that Corbyn has already established the necessary infrastructure, is physically proximate to the Fund's operations and is fully familiar with the Fund's current operations; and that the Fund would benefit from contracting for Corbyn to provide those services. The Fund and Corbyn have executed an Administrative Services Agreement, which will be effective May 1, 1998. The form of the Administrative Services Agreement is attached to this proxy statement as Exhibit B and you should refer to Exhibit B for more information than can be provided in this summary.

      Corbyn will provide administrative and clerical services to the Fund, including, among others, recordkeeping, compliance with and reporting under federal and state securities laws, financial and accounting services and corporate secretarial services to the Fund. Corbyn will assume the expenses of maintaining personnel and providing other facilities necessary to perform its obligations under the Administrative Services Agreement (but not office space, which will be provided by Key Equity pursuant to the New Agreement). Pursuant to the Administrative Services Agreement, Corbyn will provide services and incur costs previously directly borne by the Fund and effected by Fund personnel, or, from time to time, provided by Corbyn directly as a courtesy to the Fund when Fund resources or personnel were overburdened. Consequently, there will be a reduction in Fund personnel and a corresponding reduction in payroll and other expenses of the Fund. The Fund will continue to pay the fees and expenses of its lawyers, auditors, transfer agent and custodian.

      Under the Administrative Services Agreement, the Fund will pay a fee of $2,500 per month plus 0.04% of the average daily net assets up to $250 million, 0.03% of the average daily net assets between $250 million and $500 million, and 0.025% of the average daily net assets in excess of $500 million, computed daily and paid monthly.

      Corbyn may enter into agreements with one or more other persons to provide services under the Administrative Services Agreement, provided that those agreements have been approved by the Board of Directors. Corbyn will be as fully responsible to the Fund for the acts or omissions of any such service providers as it would be for its own acts or omissions. Corbyn will not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by Corbyn or any of its officers, agents, employees or affiliates, or any service providers except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Administrative Services Agreement.

      The total expenses paid by the Fund during 1997, 1996 and 1995, and the total expenses that would have been paid if the Administrative Services Agreement had been in place throughout those periods, presented on a pro forma basis (i.e., reducing expenses by costs that the Fund would not have had to incur if the Administrative Services Agreement had been in place), are as follows:

               TOTAL EXPENSES              PRO FORMA TOTAL EXPENSES
1997            $1,372,551                       $1,388,442
1996               795,202                          797,816
1995               693,136                          697,752

      The Board of Directors of the Fund knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.


                           SHAREHOLDER PROPOSALS

      The Fund is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a share-holder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Fund at its principal offices at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093.
Upon submitting a proposal, the shareholder shall provide the Fund with a written notice which includes the shareholder's name and address, the number of shares that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, documentary support for a claim of beneficial ownership, and any other information that may be required by applicable law.

                         By order of the Board of Directors,


                         /s/ Michael T. Godack
                         Michael T. Godack
                         Senior Vice President and Secretary

February 27, 1998

                                EXHIBIT A:

                 FORM OF NEW ADVISORY SERVICES AGREEMENT


                     INVESTMENT ADVISORY AGREEMENT

      AGREEMENT, effective commencing on May 1, 1998, between Key
Equity Management Corporation, a Maryland corporation (the "Advisor") and Greenspring Fund, Incorporated, a Maryland corporation (the "Fund").

      WHEREAS, the Fund is a Maryland corporation organized under Articles of Incorporation dated October 21, 1982 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

      WHEREAS, the Fund wishes to retain the Advisor to render investment advisory services to the Fund and the Advisor is willing to furnish such services to the Fund; and

      WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Fund and the Advisor as follows:

      1. APPOINTMENT. The Fund hereby appoints the Advisor to act as investment advisor to the Fund for the periods and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided. The Advisor will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings, and office equipment as may be required by the Fund.

      2.  INVESTMENT ADVISORY DUTIES.

          (A) Subject to the supervision of the Board of Directors of the Fund, the Advisor will (i) provide a program of continuous investment management for the Fund in accordance with the 1940 Act, the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus (the "Prospectus") and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Advisor by the Fund; (ii) make investment decisions for the Fund; and
(iii) place orders to purchase and sell for the Fund.

          (B) In performing its investment management services to the Fund hereunder, the Advisor will provide the Fund with ongoing investment guidance and policy direction, including oral and/or written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Advisor will determine the securities, instruments, repurchase agreements, options, futures and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's investments. The Advisor will determine what portion of the Fund's investments shall be invested in securities and other assets, and what portion, if any, should be held invested in money market equivalents or held in cash reserves. Subject to the approval of the Board of Directors (including a majority of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act) and of the shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 2 hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors.

        (C) The Advisor shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policy and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements shall be made in accordance with the following principles:

               (i) Purchase and sale orders will usually be placed with brokers that are selected by the Advisor as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is executed, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions.

               (ii) In selecting brokers for portfolio transactions, the Advisor shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

               (iii) If the Board of Directors so authorizes the Advisor, the Advisor may allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") for the Fund and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities, and that the commissions were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (a) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (b) the quality, comprehensiveness and frequency of research studies which are provided for the Advisor are useful to the Advisor in performing its advisory services under this Agreement. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to be performed by the Advisor under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

               (iv) Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Advisor, better prices and execution may be obtained on a commission basis or from other sources.

        (D) The Advisor further agrees that, in performing its duties hereunder, it will:

               (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

               (ii) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

               (iii) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and/or in this Agreement and in accordance with applicable legal requirements;

               (iv) furnish to the Fund whatever statistical information the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Advisor will keep the Fund and its Directors informed of developments materially affecting the Fund's investments and shall, on the Advisor's own initiative, furnish to the Fund from time to time whatever information the Advisor believes appropriate for this purpose;

               (v) make available to the Fund, promptly upon its request, such copies of the Advisor's investment records and ledgers with respect to the Fund as may be required to assist the Fund in its compliance with applicable laws and regulations. The Advisor will furnish the Directors with such periodic and special reports regarding the Fund as they may reasonably request; and

               (vi) immediately notify the Fund in the event that the Advisor or any of its affiliates (a) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (b) becomes aware that it is the subject of an administrative inquiry, proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Advisor further agrees to notify the Fund immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto that may reasonably be required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

      3. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this Section 3, the Advisor shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Advisor shall make available, without expenses to the Fund, the service of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

           The Advisor shall not be required to pay any expenses of the Fund other than those specifically allocated to the Advisor in this Section 3. In particular, but without limiting the generality of the foregoing, the Advisor shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are officers or employees of the Advisor whose services may be involved, for the following expenses of the Fund; organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Advisor's overhead and employee costs); fees payable to the Advisor and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's custodian, any sub-custodian, transfer agent, registrar, or dividend disbursing agent; payments to the Advisor for maintaining the Fund's financial books and records and calculating the daily net asset value pursuant to Section 4 hereof, other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Fund; expenses relating to investor relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; any litigation expenses; costs of stockholders' meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, directors and employees of the Fund who are not officers or employees of the Advisor, and travel expenses (or an appropriate portion thereof) of officers or directors of the Fund who are officers, directors or employees of the Advisor to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund with respect to matters concerning the Fund, or any committees thereof or advisors thereto.

      4.   COMPENSATION.    As compensation for the services provided and
expenses assumed by the Advisor under this Agreement, the Fund will pay the Advisor at the end of each calendar month an advisory fee as set forth in Schedule A hereto. The advisory fee is computed daily as a percentage of the Fund's net assets. The "net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (Eastern time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the articles and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's securities may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month when the Advisor's compensation is payable at the end of such month, then such value shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

      In the event that the Advisor's gross compensation hereunder shall, when added to the other expenses of the Fund, cause the aggregate expenses of the Fund to exceed the maximum expenses permitted under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the shares of the Fund may be qualified for offer and sale, the total compensation paid or payable to the Advisor shall be reduced (but not below zero), to the extent necessary to cause the Fund not to exceed such expense limitation. Except to the extent that such reduction has been reflected in lowered monthly payments to the Advisor, the Advisor shall refund to the Fund the amount by which the total of payments received by the Advisor are in excess of such expense limitation as promptly as practicable after the end of such fiscal year, provided that the Advisor shall not be required to pay the Fund an amount greater than the fee otherwise payable to the Advisor in respect of such year. As used in this Section 4, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof and "expense limitation" shall mean a limitation on the maximum annual expenses which may be incurred by an investment company as determined by applicable law. The words "lowest applicable expense limitation" shall be deemed to be that which results in the largest reduction of the Advisor's compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit the Advisor's fees if not required by an applicable statute or regulation referred to above in this Section 4.

      5. BOOKS AND RECORDS. The Advisor agrees to maintain such books and records with respect to its services to the Fund as are required by
Section 31 of the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Advisor also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. The Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable law and regulations.

      6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Advisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Advisor against any liability to the Fund or to holders of the Fund's shares to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's directors, employees or other affiliates of the Advisor performing services with respect to the Fund.

      7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Advisor are not exclusive, and that nothing in this Agreement shall prevent the Advisor from providing similar services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other services and activities do not, during the term of the Agreement, interfere in a material manner with the Advisor's ability to meet its obligations to the Fund hereunder. When the Advisor recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Advisor nor any of its directors, officers or employees shall act as a principal or agent or receive any commission, provided that portfolio transactions for the Fund may be executed through firms affiliated with the Advisor, in accordance with applicable legal requirements. If the Advisor provides any advice to its clients concerning the shares of the Fund, the Advisor shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      8.  DURATION AND TERMINATION.  This Agreement shall continue until
May 1, 2000, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Directors or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities
(as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Advisor or (b) by the Advisor at any time without penalty, upon sixty (60) days written notice to the Fund. Notwithstanding the foregoing, this Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      9. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) a majority of the outstanding voting securities of the Fund, and (b) a majority of the Directors, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      10.   MISCELLANEOUS.

            A. This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules, regulations or orders of the SEC thereunder.

            B. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            C. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

            D. Nothing herein shall be construed as constituting the Advisor as an agent of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of May 1, 1998.


                                        GREENSPRING FUND, INCORPORATED


                                        By:  ___________________________________
                                        Its: ___________________________________


                                        KEY EQUITY MANAGEMENT CORPORATION


                                        By:  ___________________________________
                                        Its: ___________________________________

                                 SCHEDULE A
                    TO THE INVESTMENT ADVISORY AGREEMENT
                         DATED MAY 1, 1998 BETWEEN
                     GREENSPRING FUND, INCORPORATED AND
                     KEY EQUITY MANAGEMENT CORPORATION


      Pursuant to Section 4 of this Agreement, the Fund shall pay the Advisor, at the end of each calendar month, compensation computed daily at an annual rate of the Fund's average daily net assets as follows:


               AVERAGE DAILY NET ASSETS                FEE

               $0 to $250,000,000                     0.75%
               $250,000,000 to $500,000,000           0.70%
               in excess of $500,000,000              0.65%

                               EXHIBIT B
                FORM OF ADMINISTRATIVE SERVICES AGREEMENT

                     ADMINISTRATIVE SERVICES AGREEMENT

      ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") made as of the 1 day of May, 1998, by and between Greenspring Fund, Incorporated, a Maryland corporation (the "Fund"), and Corbyn Investment Management, Inc., a Maryland corporation (the "Administrator").

      WHEREAS, the Fund is engaged in business as an open-end management investment company and registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Fund desires to retain the Administrator to provide administrative services to the Fund in the manner and on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

      1.  DUTIES AND RESPONSIBILITIES OF THE ADMINISTRATOR.

          The Administrator shall oversee the administration of the Fund's business and affairs set forth herein and shall provide certain services required for effective administration of the Fund. In connection therewith, the Administrator shall:

          (a) PERSONNEL. Provide, without additional remuneration from or other cost to the Fund, the services of individuals competent to perform all of the Administrator's obligations under this Agreement.

          (b) AGENTS. Assist the Fund in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Fund, including the Fund's depository agent or custodian, consultants, transfer agents, intermediaries with respect to mutual fund alliance programs, dividend disbursing agent, sub-administrator, independent accountants, and independent legal counsel. The Administrator shall also monitor the functions of such persons and agents, including without limitation the compliance of the Fund and the Fund's custodians with Rule 17f-5 under the 1940 Act, if appropriate.

          (c)     DIRECTORS AND OFFICERS.  Authorize and permit the

Administrator's directors, officers and employees that may be elected or appointed as directors or officers of the Fund to serve in such capacities, without remuneration from or additional cost to the Fund.

          (d) BOOKS AND RECORDS. Maintain customary records, on behalf . of the Fund, in connection with the performance of the Administrator's duties under this Agreement. The Administrator also will monitor and oversee the performance of the agents specified in Section 1(b) above, to ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Fund or on its behalf will be maintained in accordance with applicable laws and regulations.

          (e) COST OVERSIGHT. Monitor and review activities and procedures of the Fund and its agents identified in Section 1(b) above, in order to identify and seek to obtain possible service improvements and cost reductions. In connection therewith, the Administrator shall, on a quarterly basis, prepare and submit to the Fund a pro forma budget or similar document concerning the estimated costs of providing the services to the Fund and shall monitor and periodically report to the Fund's Board of Directors information and analysis about the actual expenses incurred in providing such services.

          (f) FUND ACCOUNTING AND COMPLIANCE POLICIES AND PROCEDURES. Developing, reviewing, maintaining, and monitoring the effectiveness of Fund accounting, pricing, bonding and compliance, including portfolio valuation procedures, expense allocation procedures, and personal trading procedures and the Fund's Code of Ethics. The Administrator also will assist and coordinate participation by the Fund and its agents in any audit by its outside auditors or any examination by federal or state regulatory authorities or any self-regulatory organization. The Administrator also will oversee and coordinate the activities of Fund accountants, outside counsel, and other experts in these audits or examinations.

          (g) FUND SYSTEMS. The Administrator will assist in developing, implementing, and monitoring the Fund's use of automated communications systems with brokers, dealers, custodians, and other service providers, including without limitation trade clearance systems.

          (h) REPORTS TO THE FUND. Furnish to or place at the disposal of the Fund such information, reports, evaluations, analysis, and opinions relating to its administrative functions, as the Fund may, at any time or from time to time, reasonably request or as the Administrator may deem helpful to the Fund. The Administrator also will assist in the preparation of agendas and other materials for meetings of the Fund's Board of Directors and will attend such meetings.

          (i) REPORTS AND FILINGS. Provide appropriate assistance in the development and/or preparation of all reports and communications by the Fund to Fund shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Fund's shares under applicable securities law.

         (j) SHAREHOLDER INQUIRIES. Respond to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to the Administrator. If any such inquiry or communication would be more properly answered by one of the agents listed in Sections 1(b) above, the Administrator will coordinate, as needed, the provision of their response.

    2.    ALLOCATION OF EXPENSES.

          (a)     EXPENSES PAID BY THE ADMINISTRATOR.

                  (i) In General. The Administrator shall bear all of its own expenses in connection with the performance of its duties under this Agreement.

                  (ii) Salaries and Fees of Directors and Officers. The Administrator shall pay all salaries, expenses and fees, if any, of the directors, officers and employees of the Administrator who are directors, officers or employees of the Fund.

                  (iii)    Waiver or Assumption and Reimbursement of
Fund Expenses by the Administrator. The waiver or assumption and reimbursement by the Administrator of any expense of the Fund that the Administrator is not required by this Agreement to waive, assume or reimburse, shall not obligate the Administrator to waive, assume, or reimburse the same or any similar expense of the Fund on any subsequent occasion, unless so required pursuant to a separate agreement between the Fund and the Administrator.

          (b) EXPENSES PAID BY THE FUND. The Fund shall bear all expenses of its organization, operation and business not specifically waived, assumed or agreed to be paid by the Administrator as provided in this Agreement or any other agreement between the Fund and the Administrator, and as described in the Fund's then-current Prospectus and Statement of Additional Information.

      3.  FEES.

          (a) COMPENSATION RATE. As compensation for all services rendered, facilities provided, and expenses paid and any expense waived or assumed and reimbursed by the Administrator, the Fund shall pay the

Administrator a fee, payable each month, as follows:  Two Thousand Five
Hundred Dollars ($2,500) plus a fraction of the Average Daily Net Assets ("ADNA") computed as follows: four (4) basis points of that portion of ADNA up to $250 million, three (3) basis points of that portion of ADNA between $250 million to $500 million, and two and one-half(2.5) basis points of that portion of ADNA in excess of $500 million.

          (b) METHOD OF COMPUTATION. The Administrator's fee shall accrue on each calendar day and the sum of the daily fee accruals shall be paid monthly to the Administrator by the fifth (5th) business day of the next calendar month. The daily fee accruals shall be computed by multiplying the fraction of one (1) over the number of calendar days in the year by the applicable rates described in Section 3(a) above, and multiplying this product by the net assets of the fund, as determined in accordance with the current Prospectus of the Fund and applicable law, as of the close of business on the last preceding business day on which the Fund was open for business.

          (c) PRORATION OF FEE. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

      4. ADMINISTRATOR'S USE OF THE SERVICES OF OTHERS. The Administrator may, at its own cost, employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Administrator or the Fund with such information, advice or assistance as the Administrator may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Administrator including consulting, monitoring and evaluating services concerning the Fund.

      5. OWNERSHIP AND CONFIDENTIALITY OF RECORDS. All records required to be maintained and preserved by the Fund, pursuant to rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act, and maintained and preserved by the Administrator on behalf of the Fund, are the property of the Fund and shall be surrendered by the Administrator promptly on request by the Fund. The Administrator shall not disclose or use any record or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement and applicable law. The Administrator shall keep confidential any information obtained in connection with its duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities.

      6. REPORTS TO THE ADMINISTRATOR. The Fund shall furnish or otherwise make available to the Administrator such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports and other information relating to the business and affairs of the Fund, as the Administrator may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

      7. SERVICES TO OTHER CLIENTS. Nothing herein contained shall limit the freedom of the Administrator or any affiliated person of the Administrator to render corporate administrative services to other investment companies or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Administrator shall otherwise consent, the Administrator shall be the only administrator to the Fund.

      8. LIMITATION OF LIABILITY OF THE ADMINISTRATOR AND INDEMNIFICATION BY THE FUND.

          (a)     LIMITATION OF LIABILITY OF THE ADMINISTRATOR.

                  (i) Neither the Administrator nor any of its directors, officer, employees or agents performing services for the Fund, at the direction or request of the Administrator in connection with the Administrator's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any act or omission in the course of or in connection with the Administrator's services hereunder, including any error of judgment or mistake of law or for any loss suffered by the Fund, in connection with the matters to which this Agreement relates; provided that nothing herein contained shall be construed to protect the Administrator or any such person against any liability to the Fund or its shareholders to which the Administrator or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its or their duties on behalf of the Fund.

                    (ii) The Administrator may apply to the Board of Directors of the Fund at any time for instructions and may consult counsel for the Fund or its own counsel and with accountants and other experts with respect to any matter arising in connection with the Administrator's duties, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants or other experts.

                    (iii) The Administrator shall at all times have the right to mitigate or cure any and all losses, damages, costs, charges, fees, disbursements, payments and liabilities to the Fund and its shareholders.

           (b)      INDEMNIFICATION BY THE FUND.

                    (i) As long as the Administrator acts in good faith and with due diligence and without negligence, the Fund shall indemnify the Administrator and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages (excluding consequential, punitive or other indirect damages), costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of the administrative services or any other services rendered to the Fund hereunder. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

                    (ii) The rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Fund may be asked to indemnify or hold the Administrator harmless, the Board of Directors of the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question; and it is further understood that the Administrator will use all reasonable care to identify and notify the Board of Directors of the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Fund, but failure to do so in good faith shall not affect the rights hereunder.

                    (iii) The Administrator shall secure and maintain a fidelity bond, or be covered by an affiliate's blanket fidelity bond, in at least the amount required by Rule 17g-1 under the 1940 Act for joint insurance bonds of investment companies.

      9.  INDEMNIFICATION BY THE ADMINISTRATOR.

          (a) The Administrator shall indemnify the Fund, its officers and directors and hold them harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages (excluding consequential, punitive or other indirect damages), costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of the administrative services or any other services rendered to the Fund hereunder and arising or based upon the willful misfeasance, bad faith or negligence of the Administrator, its directors, officers, employees and agents in the performance of its or their duties on behalf of the Fund. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

          (b) The rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Administrator may be asked to indemnify or hold the Fund, its officers and directors harmless, the Administrator shall be fully and promptly advised of all pertinent facts concerning the situation in question; and it is further understood that the Fund will use all reasonable care to identify and notify the Administrator promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Administrator, but failure to do so in good faith shall not affect the rights hereunder.

      10. FORCE MAJEURE. In the event the Administrator is unable to perform its obligations or duties under the terms of this Agreement because of any act of God, strike, riot, act of war, equipment failure, power failure or damage or other causes reasonably beyond its control, the Administrator shall not be liable for any and all losses, damages, costs, charges, counsel fees, payments, expenses or liability to any other party (whether or not a party to this Agreement) resulting from such failure to perform its obligations or duties under this Agreement or otherwise from such causes. This provision, however, shall in no way excuse the Administrator from being liable to the Fund for any and all losses, damages, costs, charges, counsel fees, payments and expenses incurred by the Fund due to the non-performance or delay in performance by the Administrator of its duties and obligation under this Agreement if such non-performance or delay in performance could reasonably have been prevented by the Administrator through back-up systems and other procedures commonly employed by other administrators in the mutual fund industry, provided that the Administrator shall have the right, at all times, to mitigate or cure any losses, including by making adjustments or corrections to any current or former shareholder accounts.

      11. RETENTION OF SUB-ADMINISTRATOR. The Administrator may retain a sub-administrator to perform corporate administrative services to the Fund upon sixty (60) days prior written notice to the Fund. The retention of a sub-administrator shall be at the cost and expense of the Administrator.
The Administrator shall pay and shall be solely responsible for the payment of the fees of the sub-administrator for the performance of its services for the Fund.

      12. TERM OF AGREEMENT. The term of this Agreement shall begin on the day and year first written above and, unless sooner terminated as hereinafter provided, shall continue in effect for an initial period that will expire on May 1, 2000. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof. The Administrator shall furnish to the Fund, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

             The assignment (as that term is defined in Section 2(a)(4) of the 1940 Act and rules thereunder) of this Agreement or any rights or obligations thereunder by either party shall be prohibited and, of no force or effect, without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respected permitted successors and assigns.

      13. TERMINATION OF AGREEMENT. This Agreement may be terminated by any of the parties hereto, without the payment of any penalty:

          (a) for a material breach of this Agreement, upon thirty (30) days prior written notice to the other parties; provided, that this Agreement shall not terminate if such material breach is cured within such thirty (30) day period.

          (b) following the initial term of this Agreement, for any reason, upon ninety (90) days prior written notice to the other parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. In the case of termination by the Administrator, such termination shall not be effective until the Fund and the Administrator shall have contracted with one or more persons to serve as successor administrator(s) for the Fund and such person(s) shall have assumed such position.

      14.   AMENDMENT OF AGREEMENT.  Any amendment to this
Agreement shall be in writing and signed by the parties hereto; provided, that no material amendment shall be effective unless authorized by resolution of the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund.

      15.  MISCELLANEOUS.

          (a) NOTICES. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid (i) if to the Administrator, to Corbyn Investment Management, Inc., 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093-7207, Attention: President; and
(ii) if to the Fund, to Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641, Attention: President, with a copy delivered by like means to De Martino Finkelstein
Rosen & Virga, 1818 N Street, N.W., Suite 400, Washington, D.C.
20036, Attention:  Ralph V. De Martino.

          (b) CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          (c) INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund.

          (d) DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          (e)     SEVERABILITY.  If any provision of this Agreement

shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          (f) GOVERNING LAW. Except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

         ATTEST:                    GREENSPRING FUND, INCORPORATED

         _________________          By: _________________________

         Title:___________          Title:_______________________


         ATTEST:                     CORBYN INVESTMENT MANAGEMENT, INC.

         _________________           By: ________________________

         Title: __________           Title: _____________________

                               EXHIBIT C

                          INVESTMENT POLICIES
[Effective the close of business April 30, 1998 assuming approval of proposals
                           4a, 4b, 4c, 4d and 4e.]


Fundamental Policies

Fundamental policies of the Fund may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

  1) purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government, provided that up to 25% of its total assets may be invested without regard to such limitation; and may not purchase any securities which would cause the Fund at the time of purchase to own more than 10% of the outstanding voting securities of the issuer;

  2) purchase any securities which would cause more than 25% of its total assets at the time of purchase to be concentrated in the securities of issuers engaged in any one industry;

  3)  invest in companies for the purpose of exercising management or control;

  4) purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate, and in the securities of companies whose business involves the purchase or sale of real estate;

  5)  purchase or sell commodities or commodity contracts;

  6)  purchase securities on margin or effect short sales of securities;

  7) make loans, except that it may acquire debentures, notes and other debt securities that are traded, or are able to be traded, pursuant to legal provisions allowing for the resale of securities;

  8) borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

  9)  mortgage, pledge or hypothecate securities;

 10) act as securities underwriter, except to the extent that it may be regarded as a statutory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

 11) deal with any of its officers or directors or with any firm of which any of its officers or directors is an officer, director or member as principal in the purchase of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary charges for such services;

 12) issue any obligations, bonds, notes or other senior securities, except as otherwise allowed by the foregoing restrictions.

Operating Policies

Effective the close of business on April 30, 1998, the Fund will not have any operating policies. Operating policies are investment policies which are subject to change by the Board of Directors without shareholder approval.

Greenspring Fund,                         SPECIAL MEETING OF SHAREHOLDERS OF
  Incorporated                              GREENSPRING FUND, INCORPORATED
                                                   ON APRIL 6, 1998
    [LOGO]
                                          This Proxy is Solicited on Behalf of
                                          the Board of Directors.

                                          The undersigned hereby appoints Charles vK. Carlson,
                                          William E. Carlson, David T. Fu, Michael J. Fusting, Michael T.
                                          Godack and Richard Hynson, Jr. and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of Shareholders to be held on April 6,
                                          1998, at 9:00 a.m. at 2330 W. Joppa Road, Suite 110, Lutherville,
                                          MD 21093, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            GREENS

GREENSPRING FUND, INCORPORATED

The Board of Directors recommends voting FOR Proposals 1, 2, 3, 4, 5 and 6. If no contrary specification is made, this proxy will be voted FOR the Proposals.

Please mark, sign and return this proxy card promptly using the enclosed envelope.

                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                                                                        C>

Vote on Directors                                                               For   Withhold   For All   To withhold authority
                                                                                All      All     Except    to vote, mark "For All
1.  To elect six directors to serve until their successors have been duly                                  Except" and write the
    elected and shall qualify. 01) Charles vK. Carlson, 02) William E.                                     nominess's number on
    Carlson, 03) David T. Fu, 04) Michael J. Fusting, 05) Michael T. Godack,    []       []        []      the line below.
    06) Richard Hynson, Jr.                                                                                ______________________

Vote on Proposals                                                            For  Against  Abstain

2.  To approve a new investment advisory agreement between the Fund
    and Key Equity Management Corporation.                                   []     []       []

3.  To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent public accountants for the fiscal year ending
    December 31, 1998.                                                       []     []       []

4. The following five proposals, which will be voted on individually, concern the Fund's fundamental policies:

    a.  To modify the Fund's fundamental policies relating to the
        diversification of the Fund's assets.                                []     []       []

    b.  To modify the fundamental policy relating to investments in real estate to provide that the Fund may not purchase or sell real estate, other than securities representing interests in real estate and fixed income obligations directly or indirectly
        secured by real estate.                                              []     []       []

    c.  To eliminate the fundamental policy relating to the purchase of
        shares of other investment companies.                                []     []       []

    d.  To modify the fundamental policy relating to the purchase and
        sale of debt securities.                                             []     []       []

    e.  To eliminate the fundamental policy restricting the purchase of securities if an officer or director of the Fund owns
        certain securities by the same issuer.                               []     []       []

5.  To amend the Fund's certificate of incorporation to increase the number of authorized shares of common stock from 30 million shares of common stock, $.01 par value, to 60 million shares of
    common stock, $.01 par value.                                            []     []       []

6.  To transact any other business that properly comes before the meeting.   []     []       []

NOTE:  When shares are held by joint tenants, both should sign.  Persons signing as Executor,
Administrator, Trustee, etc. should so indicate.  Please sign exactly as the name appears on the proxy.

       __________________________________  _______     ______________________________________  _______
       Signature (PLEASE SIGN WITHIN BOX)  Date        Signature (Joint Owners)                Date

